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                                     Page 1



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


            Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                                July 31, 2002
               Date of Report (Date of earliest event reported)




                            U.S. Technologies Inc.
              (Exact name of Registrant as Specified in Charter)

         Delaware                    0-15960                  73-1284747
      (State or Other              (Commission               (IRS Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)


          1130 Connecticut Ave., NW, Suite 700, Washington, DC 20036 (Address of principal executive offices including zip code)

                                (202) 466-3100
             (Registrant's telephone number, including area code)


                                Not applicable
            (Former name or address, if changed since last report)



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                                     Page 2


                   Information to be included in the report


ITEM 2. Acquisition or Disposition of Assets.

      On July 31, 2002, the Company sold substantially all of the assets of the Lockhart division of its wholly owned subsidiary, UST Industries, Inc. ("UST") to Onshore Resources, Inc. UST will retain the rights to existing accounts receivable as at the closing date.

      In consideration for the sale of the assets, the Company received $45,000 cash and a promissory note of $147,500 due October 31, 2002.


ITEM 7.  Financial Statements and Exhibits.

            (b) Pro forma financial information.
(1)   Not required
(2)   Not required

         (c) Exhibits.

99.1  Asset Purchase Agreement, dated as of July 31, 2002, among UST
            Industries, Inc., U.S. Technologies Inc., and Onshore Resources,
            Inc.




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                                     Page 3


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U.S. TECHNOLOGIES INC.



                                    By:
                                       --------------------------------------
                                       Gregory Earls
                                       Chief Executive Officer


Dated:   August 2, 2002
        Washington, DC






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                                     Page 4


                                                                    Exhibit 99.1

                            ASSET PURCHASE AGREEMENT


            THIS  ASSET  PURCHASE   AGREEMENT  (the   "Agreement")   made  and
effective as of this 31st day of July, 2002, is by and between, UST INDUSTRIES, INC., a Texas corporation (the "Seller"), U.S. TECHNOLOGIES INC., a Delaware corporation (the "Parent") and ONSHORE RESOURCES, INC., a Texas corporation (the "Purchaser").


                                       RECITALS:

            WHEREAS, the Seller is engaged in contract manufacturing services;

            WHEREAS, Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller certain of the assets, business, properties and rights of the Seller at the price and upon the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and agreements of the parties set forth in this Agreement and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties, intending to be bound legally, hereby agree as follows:


      1.    DEFINITIONS.

      The following terms shall have the following meaning for the purposes of this Agreement.

1.1 Affiliates. "Affiliates" shall mean any company owned by the Parent or under common control with Seller.

1.2  Equipment. "Equipment" shall mean:


(a) all machinery, equipment, furniture, fixtures, furnishings, molds, dies, toolings, parts, tools, office equipment, machine tools and other manufacturing and manufacturing related equipment owned by Seller which are used presently or are used on the Closing Date by the Seller in the conduct of the Line of Business, including without limitation those items listed
     Exhibit 1.2 attached hereto.


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                                     Page 5


(b) all office furniture, office equipment and other types of equipment owned by Seller which are presently used or used on the Closing Date by the Seller in the conduct of the Line of Business, including without limitation those items described on Exhibit 1.2 attached hereto.

(c) all computers, computer support equipment and computer software owned by or licensed to the Seller which are presently used or used on the Closing Date by the Seller in the conduct of the Line of Business, including without limitation those items listed on Exhibit 1.2 attached hereto.

1.3 Existing Contracts. "Existing Contracts" shall mean all material agreements, contracts, orders, licenses, leases, purchase orders, and other commitments (existing contracts) of the Seller which relate to the Line of Business of the Seller as of the date of this Agreement, all of which Existing Contracts are listed on Exhibit 1.3 attached hereto, including all proposals submitted by Seller in response to RFP's.

1.4 Financial Information. "Financial Information" shall mean the unaudited financial statements of the Seller for the year ended December 31, 2001 and the unaudited financial statements of the Seller for the six month period ended June 30, 2002, copies of which are attached hereto as Exhibit 1.4.

1.5 Inventory. "Inventory" shall mean all inventories of raw materials, consumables, stores, supplies, repair parts, consigned inventories, work in process, semi-finished goods and finished goods of the Seller, related to the Line of Business on the Closing Date, a listing of which is attached hereto as Exhibit 1.5

1.6 Line of Business. "Line of Business" shall mean the business of providing electronics contract manufacturing services in the Seller's Lockhart, Texas manufacturing facility and such other related business as is conducted or planned by Seller on the date of this Agreement.

1.7 Permitted Liens. "Permitted Liens" shall mean the mortgages, security interests, capital lease obligations and other liens listed in Exhibit 1.7 hereto.

1.8 Purchased Assets. "Purchased Assets" shall mean the Equipment, the Inventory, the Records and the Proprietary Information and all other assets of Seller used in the conduct of the Line of Business except the Retained Assets.

1.9 Purchased Contracts. "Purchased Contracts" shall mean those Existing Contracts of Seller which are identified as Purchased Contracts on Exhibit

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                                     Page 6


     1.3 attached to this Agreement and any Existing Contracts entered into after the date hereof by Seller in connection with the conduct of the Line of Business which are approved by Purchaser, to the extent Seller has not fully completed performance under such contracts at the Closing, if such contracts are assignable or transferable.

1.10 Retained Assets. "Retained Assets" shall mean cash, investments, advances, accounts receivable and taxes receivable as of the closing date and as identified in Exhibit 1.10 attached hereto.

1.11 Retained  Liabilities.   "Retained  Liabilities"  shall  mean  all  of  the
     obligations and liabilities of the Seller except obligations and liabilities expressly assumed by Purchaser for Purchased Contracts and certain other obligations as set forth in Exhibit 1.11.

1.12 Proprietary Information. "Proprietary Information" shall mean all proprietary information which is used by the Seller relating to the Line of Business, including technical knowledge, formulas and information owned by Seller concerning the manufacture, production and sale of products manufactured and sold by the Seller, which may be in the form of engineering data, designs, drawings, blueprints, test data, technical data about all parts, components assemblies manufactured or purchased, plans and specifications, customer lists and marketing data, plans and information relating to the Line of Business, and all other trade secrets and know-how of Seller relating to the conduct of the Line of Business.


1.13 Non-assignable Contracts. "Non-assignable Contracts" shall mean contracts, agreements, licenses, purchase orders or other commitments that are non-assignable without the consent of the other party or parties listed in
     Exhibit 1.13 and as to which Seller shall take all reasonable actions to preserve the rights and obligations for the benefit of Purchaser.


1.14 Closing Date: Closing will be July 31, 2002. In the event that closing occurs after July 31, 2002, all assets and liabilities will be prorated and treated as if closing had occurred on July 31, 2002.



      2.    PURCHASE AND SALE OF PURCHASED ASSETS.
            -------------------------------------

2.1 Purchase and Sale. On the basis of the representations, warranties and agreements contained herein and subject to and upon the terms and conditions hereof, Seller will sell, transfer, convey, assign and deliver to Purchaser, and Purchaser will purchase, at the Closing (as hereinafter defined), the Purchased Assets free and clear of all liens and encumbrances except for Permitted Liens.


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                                     Page 7


2.2 Delivery. Seller shall deliver to Purchaser on the Closing Date the Purchased Assets.


      3.    PURCHASE PRICE; LIABILITIES.
            ---------------------------

3.1 Purchase Price. In consideration of the sale, transfer, conveyance, assignment and delivery of the Purchased Assets by Seller to Purchaser, Purchaser will, in full payment thereof, pay to Seller the sum of One
     Hundred and Ninety-two Thousand and Five Hundred Dollars ($192,500), subject to adjustment as provided in Section 3.5 herein, as defined (the "Purchase Price").

3.2 Payment Terms. At the Closing, and upon fulfillment of all conditions and all obligations of Seller at Closing, Purchaser shall deliver the Purchase Price of $192,500, as follows:

(a)  $45,000 in cash or immediately available funds, and
(b) $147,500 in the form of a Secured Promissory Note in the form attached hereto as Exhibit 3.2(b), and
(c) In the event that the Seller and Purchaser mutually agree to an Adjustment to the Purchase Price as defined in paragraph 3.5, the entire amount of the adjustment will be applied against the Secured Promissory Note as defined in 3.2(b).

3.3 Allocation of Purchase Price. In the event that any party hereto desires an allocation of the Purchase Price, then such allocation shall be determined by mutual agreement of the parties as soon as practicable after such request.

3.4 Liabilities. At the Closing, Purchaser shall assume only those liabilities and obligations of the Business to be performed after the Closing Date, or arising in the ordinary course of business after the Closing Date. Purchaser is not assuming and shall not be deemed to have assumed any liabilities or obligations of Seller of any kind or nature except as expressly provided in this Section or in Exhibit 1.11. Anything in this Section or elsewhere in this Agreement to the contrary notwithstanding, and without limiting the generality of the foregoing, it is hereby agreed that Purchaser is not assuming and shall not be deemed to have assumed any liability  and  shall  have  no  obligations  for or  with  respect  to any liability or obligation of Seller (i) in respect of any indebtedness incurred by Seller for borrowed funds, (ii) under any lease of real property, (iii) in respect of any commissions or brokerage fees, or other remuneration payable to manufacturer's representatives, sales

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     representatives,  distributors,  suppliers or other  persons as a result of sales or licensing of the products or services of seller prior to Closing Date, (iv) under any employee benefit plan of Seller, (v) in respect of any sales, use, excise, income, franchise, personal property, employment, payroll or other taxes attributable to events or periods prior to Closing Date, (vi) arising out of any action suit or proceeding based on products or services shipped prior to Closing Date. All other liabilities and obligations of the Line of Business shall be retained or transferred to the Seller and satisfied in due course.

3.5 Adjustment of Purchase Price. In the event that the Purchaser, upon written consent of the Seller, assumes certain liabilities or obligations of the Seller that would have otherwise been retained by the Seller pursuant to
     Section 3.4 herein, the Purchase Price shall be reduced by an amount equal to the assumed liabilities or obligations. See Exhibit 1.11 for a list of Sellers obligations to be assumed by Buyer and which may require Adjustment of the Purchase Price.


      4.    REPRESENTATIONS AND WARRANTIES OF SELLER.
            ----------------------------------------

      The Seller represents and warrants to the Purchaser with respect to the Line of Business as follows:

4.1 Organization and Standing; Power and Authority. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of their jurisdiction of incorporation. The Seller is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of any other jurisdictions in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary. The Seller has all requisite corporate power and authority to own its properties and carry on its business as now conducted. Seller is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject. The Seller has obtained or can obtain without unreasonable expense in a reasonable period of time all licenses, permits and other authorizations and has taken all actions required by applicable laws or governmental regulations in connection with its business as now conducted.

4.2 Authorization, Validity and Effect of Agreements. The execution and delivery of this Agreement and all agreements and documents contemplated hereby by the Seller, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all requisite corporate action. This Agreement constitutes, and all agreements and documents contemplated hereby when executed and delivered pursuant hereto for value received will constitute, the valid and legally binding obligations of the

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                                     Page 9


     Seller enforceable in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The consummation of the transactions contemplated hereby does not require the consent of any third party not obtained, will not result in the breach of any term or provision of, or constitute a default under, any order, judgment, injunction, decree, indenture, mortgage, lease, lien, other agreement or instrument to which Seller is a party or by which it is bound, and will not violate or conflict with any provision of the by-laws or certificate of incorporation of the Seller.

4.3 Litigation. There is no claim, action, suit, arbitration or other legal or administrative proceeding, nor any order, decree or judgment pending or in effect, or to the best knowledge of the Seller threatened, against or relating to the Seller, its officers, directors or employees, the Purchased Assets or the transactions contemplated by this Agreement which could have an adverse effect on the Purchased Assets or liabilities except as listed in Exhibit 4.3.

4.4 Compliance with Laws. The Line of Business is presently in compliance in all respects with requirements of all governmental bodies or agencies having jurisdiction over the conduct of the Line of Business.

4.5 No Breach or Default. The Seller is not in default under any contract to which it is a party or by which it is bound, nor has any event occurred which, after the giving of notice or the passage of time or both, would constitute a default under any such contract. The Seller has no reason to believe that the parties to such contracts will not fulfill their obligations under such contracts in all material respects or are threatened with insolvency.

4.6 Labor Controversies. The Seller is not a party to any collective bargaining agreement. There are not any controversies between the Seller and any of its employees which might reasonably be expected to materially adversely affect the conduct of its business, or any unresolved labor union grievances or unfair labor practice or labor arbitration proceedings pending or threatened relating to its business, and there are not any organizational efforts presently being made or threatened involving any of the Seller's employees. The Seller has not received notice of any claim that the Seller has not complied with any laws relating to the employment of labor, including any provisions thereof relating to wages, hours, collective bargaining, the payment of social security and similar taxes, equal employment opportunity, employment discrimination and employment safety, or that the Seller is liable for any arrears of wages (other than the June, 2002 Lockhart inmate payroll obligation) or any taxes or penalties for failure to comply with any of the foregoing.


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                                    Page 10


4.7 Title to and Condition of Assets. The Seller is the sole owner of and has good and marketable title to the Purchased Assets, as set forth in the attached Exhibit 1.2, free and clear of any and all mortgages, pledges, liens, claims, security interests, agreements, restrictions, defects in title, leases, licenses to use, estates, easements, encumbrances, charges or rights of others of any kind, except the Permitted Liens.

4.8 Condition of Personal Property. All tangible personal property, equipment, fixtures and inventories included within the Purchased Assets or required to be used in the ordinary course of the Seller's Line of Business are in good, merchantable or in repairable condition and are suitable for the purposes for which they are being used. No value in excess of applicable reserves has been given to any inventory with respect to obsolete or discontinued products.

4.9  List of Contracts and Other Data. Exhibit 1.3 sets forth the following:

(a) all employment and consulting agreements, executive compensation plans, bonus plans, profit-sharing plans, deferred compensation agreements, employee pension or retirement plans, employee stock purchase and stock option plans, group life insurance, hospitalization insurance or other plans or arrangements providing for benefits to employees of the Seller all of which are in compliance with all applicable laws.

4.10 Business Property Rights. The property referred to in Section 4.8 above, together with (i) all computer software, (ii) all designs, methods, inventions and know-how related thereto, and (iii) all patents, trade secrets, trademarks, trade names, service marks and copyrights claimed or used by the Seller which have not been registered (collectively "Business Property Rights"), constitute all such proprietary rights owned or held by the Seller or any of the Seller's stockholders, directors, officers, employees or affiliates and which, in the case of such stockholders, directors, officers, employees or affiliates, are reasonably necessary to, or used by same primarily in, the conduct of the Business. The computer software and all related designs, methods, inventions and know-how constitute trade secrets of the Seller or such stockholders, officers, directors, employees or affiliates within the meaning of all applicable laws, and the Seller has taken all necessary steps required by law to protect these trade secrets as such. The Seller or any such stockholders, directors, officers, employees or affiliate, as the case may be, owns or has valid rights to use all such Business Property Rights without conflict with the rights of others. No person or corporation has made or threatened to make any claims that the operation of the business of the Seller is in violation of or infringes any proprietary or trade rights of any third

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                                    Page 11


     party. No third party is in violation of or is infringing upon any Business Property Rights.

4.11 Contracts; Leases. The contracts, agreements and commitments set forth and described in Exhibit 1.3 hereof are all of the Existing Contracts, (both written and verbal) relating to the Seller. The Seller has not entered into any agreement or understanding, whether written or oral, which waives any of its rights under any such contracts. The Seller has furnished to Purchaser copies of all such contracts (and all amendments and modifications thereto). The unperformed obligations ascertainable from the terms on the face of such Contracts (and such amendments or modifications thereto) are the only existing unperformed obligations thereunder. Each contract is in full force and effect, and constitutes a valid and binding obligation of, and is legally enforceable in accordance with its terms against, the Seller. The Seller has complied with all of the provisions of such contracts and is not in default thereunder, and there has not occurred any event which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute such a default.

4.12 Financial Statements. Seller has furnished to Purchaser Financial Information as of December 31, 2001 and unaudited statement of operations of the Seller for the six months ended June 30, 2002, copies of which are attached hereto as Exhibit 1.4 (collectively "Financial Information"). The Financial Information fully and fairly set forth the financial condition of the Seller as of the dates indicated, and the results of its operations for the period indicated, in accordance with generally accepted accounting principles consistently applied, except as otherwise stated therein.

4.13 Undisclosed Liabilities. The Seller has no liabilities or obligations whatsoever, either accrued, absolute, contingent or otherwise, which are not reflected or provided for in the Financial Information except (i) those arising after the date of the Financial Information which are in the ordinary course of business, in each case in normal amounts and none of which is materially adverse.

4.14 Consents. The Seller is not subject to any law, ordinance, regulation, rule, order, judgment, injunction, decree, charter or by-law, or contract, commitment, lease, agreement, instrument or other restriction of any kind, that would prevent the consummation of this Agreement or any of the transactions contemplated hereby if the consent of any third party is not obtained, that would require the consent of any third party to the consummation of this Agreement or any of the transactions contemplated hereby, or that would result in any penalty, forfeiture or termination as a result of such consummation.

4.15 Absence of Violation. Neither the execution, delivery nor performance of this Agreement nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or the passage of time, or both, conflict with, constitute a violation or default under, or result in a right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to, any provision of the Seller's certificate of incorporation or any mortgage, deed of trust, lease, permit, license, agreement, understanding, law, rule or regulation or any order, judgment or decree to which the Seller is a party or by which it may be bound or affected.

4.16 Taxes. All taxes, including, without limitation, income, property, sales, use, franchise, added value, employees' income withholding and social security taxes, imposed by all federal or by any state, municipality, subdivision or instrumentality thereof, or by any other taxing authority, which are due or payable by the Seller, and all interest and penalties thereon, whether disputed or not, have been paid in full or are as listed in Exhibit 4.16; all tax returns required to be filed in connection therewith have been accurately prepared and duly and timely filed; and all deposits required by law to be made by the Seller with respect to employees' withholding taxes have been duly made. The Seller has not been delinquent in the payment of any tax, assessment or governmental charge or deposit and has no tax deficiency or claim outstanding, proposed or assessed against it, and to the best of its knowledge there is no basis for any such deficiency or claim, and all deficiencies, if any, have been accrued or paid. Exhibit 4.16 details current outstanding tax obligations.

4.17 Assets. To Seller's knowledge the Purchased Assets being sold, ------- conveyed, assigned, transferred and delivered by Seller to Purchaser, pursuant to this Agreement, constitute all of Seller's assets and properties of every kind and description and wherever located which are reflected in the books and records of Seller and are used solely in connection with the Line of Business of Seller, except for the assets excluded by this Agreement.

4.18 Absence of Certain Changes or Events Subsequent to Financial Information. Subsequent to the date of the Financial Information provided, the Seller has not:

(a) incurred any obligation or liability (fixed or contingent), except normal trade or business obligations incurred in the ordinary course of business and consistent with past practice, none of which is materially adverse and not disclosed to the Purchaser, and except in connection with this Agreement and the transactions contemplated hereby;

(b) discharged or satisfied any lien, security interest or encumbrance or paid any obligation or liability (fixed or contingent), other than in the ordinary course of business and consistent with past practice;

(c) mortgaged, pledged or subjected to any lien, security interest or other encumbrance any of its assets or properties (other than mechanic's, materialman's and similar statutory liens arising in the ordinary course of business and purchase money security interests arising as a matter of law between the date of delivery and payment);

(d) transferred, leased or otherwise disposed of any of its assets or properties except for a fair consideration in the ordinary course of business and consistent with past practice or, except in the ordinary course of business and consistent with past practice, acquired any assets or properties;

(e) canceled or compromised any debt or claim, except in the ordinary course of business and consistent with past practice;

(f)  waived or released any rights of material value;

(g) transferred or granted any rights under any concessions, leases, licenses, agreements, patents, inventions, trademarks, trade names, service marks or copyrights or with respect to any know-how;

(h) made or granted any wage or salary increase applicable to any group or classification of employees generally, entered into any employment contract with, or made any loan to, or entered into any material transaction of any other nature with, any officer or employee of Seller;

(i) entered into any transaction, contract or commitment, except (i) contracts listed on Exhibit 1.3 and (ii) this Agreement and the transactions contemplated hereby; or

(j) suffered any casualty loss or damage (whether or not such loss or damage shall have been covered by insurance) which affects in any material respect its ability to conduct business.

Between the date of this Agreement and the Closing Date hereunder, Seller will not, without the prior written consent of Purchaser, do any of the things listed in this Section 4.18.

4.19 Seller's Representations. To the knowledge of Seller, none of Seller's representations and warranties set forth in Section 4 of this Agreement is inaccurate or incomplete in any material respect.

      5.    REPRESENTATIONS AND WARRANTIES OF PURCHASER.
            -------------------------------------------

  Purchaser represents and warrants to Seller as follows:

5.1 Standing. Purchaser has all requisite power, authority and legal right to enter into this Agreement and to carry out the transactions contemplated by this Agreement.

5.2 Authorization. The execution, delivery and performance of this Agreement and the Purchase Price and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of Purchaser (none of which actions has been modified or rescinded and all of which actions are in full force and effect). This Agreement will constitute a valid and binding agreement and obligation of Purchaser, enforceable in accordance with its terms when executed and delivered pursuant to the terms hereof.

5.3 Consents. Purchaser is not subject to any law, ordinance, regulation, rule, order, judgment, injunction, decree, charter or by-law, or contract, commitment, lease, agreement, instrument or other restriction of any kind, that would prevent the consummation of this Agreement or any of the transactions contemplated hereby if the consent of any third party is not obtained, that would require the consent of any third party to the consummation of this Agreement or any of the transactions contemplated hereby, or that would result in any penalty, forfeiture or termination as a result of such consummation.

5.4 Funds. Purchaser has or shall have the money available to make the payments related to the Purchase Price required hereunder in immediately available funds at time of Closing.

      6.    OTHER COVENANTS AND AGREEMENTS.
            ------------------------------

6.1 Indemnification by Seller. Upon the terms and subject to the conditions set forth in Section 6.3 hereof and this Section 6.1, Seller agrees to indemnify and hold Purchaser harmless against any reasonable loss, cost or expense (including reasonable attorney's fees and reasonable costs of investigation incurred in defending against such payment, loss, cost or expense or claim therefor) incurred by or asserted against the Seller and/or the Purchaser at any time after the Closing Date in respect of:

(a) any and all liabilities or obligations of the Seller, of any nature (whether accrued, absolute, contingent or otherwise and whether a contractual, tax or other type of liability, obligation or claim) not assumed by Purchaser pursuant to this Agreement;

(b) any and all damage or deficiency resulting from any omission, misrepresentation, breach of warranty, or nonfulfillment of any term, provision, covenant or agreement on the part of Seller contained in this Agreement, or from any misrepresentation in, or omission from, any certificate or other instrument furnished or to be furnished to Purchaser pursuant to this Agreement; and

(c) any and all liabilities, obligations, claims, damage or deficiency arising out of or related to Seller's failure to comply with the bulk transfer provisions in effect in the state or states in which the Purchased Assets are located.

6.2 Indemnification by Purchaser. Upon the terms and subject to the conditions set forth in Section 6.3 hereof and this Section 6.2, Purchaser agrees to indemnify and hold Seller harmless against, and will reimburse Seller on demand for, any payment, loss, cost or expense (including reasonable attorney's fees and reasonable costs of investigation incurred in defending against such payment, loss, cost or expense or claim therefor) made or incurred by or asserted against Seller at any time after the Closing Date in respect of any omission, misrepresentation, breach of warranty, failure to perform or discharge any of the assumed obligations and liabilities herein, or nonfulfillment of any term, provision, covenant or agreement on the part of Purchaser contained in this Agreement, or from any misrepresentation in, or omission from, any certificate or other instrument furnished or to be furnished to Seller pursuant to this Agreement.

6.3 Conditions of Indemnification. With respect to any actual or potential claim, any written demand, the commencement of any action, or the occurrence of any other event which involves any matter or related series of matters (a "Claim") against which a party hereto is indemnified (the "Indemnified Party") by the other party (the "Indemnifying Party") under
     Section 6.1 or 6.2 hereof:

(a) Promptly after the Indemnified Party first receives written documents pertaining to the Claim, or if such Claim does not involve a third party Claim (a "Third Party Claim"), promptly after the Indemnified Party first has actual knowledge of such Claim, the Indemnified Party shall give notice to the Indemnifying Party of such Claim in reasonable detail and stating the amount involved, if known, together with copies of any such written documents.

(b) The Indemnifying Party shall have no obligation to indemnify the Indemnified Party with respect to any Claim if (i) the Indemnified Party fails to give the notice with respect thereto in accordance with Section
     6.3 hereof, or (ii) the notice with respect thereto is not given on or before the first anniversary of the Closing Date.

(c) If the Claim involves a Third Party Claim, then the Indemnifying Party shall have the right, at its sole cost, expense and ultimate liability regardless of the outcome, and through counsel of its choice (which counsel shall be reasonably satisfactory to the Indemnified Party), to litigate, defend, settle or otherwise attempt to resolve such Third Party Claim; provided, however, that if in the Indemnified Party's reasonable judgment a conflict of interest may exist between the Indemnified Party and the Indemnifying Party with respect to such Third Party Claim, then the Indemnified Party shall be entitled to select counsel of its own choosing, reasonably satisfactory to the Indemnifying Party, in which event the Indemnifying Party shall be obligated to pay the reasonable fees and expenses of such counsel. Notwithstanding the preceding sentence, the Indemnified Party may elect, at any time and at the Indemnified Party's sole cost, expense and ultimate liability, regardless of the outcome, and through counsel of its choice, to litigate, defend, settle or otherwise attempt to resolve such Third Party Claim. If the Indemnified Party so elects (for reasons other than the Indemnifying Party's failure or refusal to provide a defense to such Third Party Claim), then the Indemnifying Party shall have no obligation to indemnify, the Indemnified Party with respect to such Third Party Claim, but such disposition will be without prejudice to any other right the Indemnified Party may have to indemnification under Section 6.1 or 6.2 hereof, regardless of the outcome of such Third Party Claim. If the Indemnifying Party fails or refuses to provide a defense to any Third Party Claim, then the Indemnified Party shall have the right to undertake the defense, compromise or settlement of such Third Party Claim, through counsel of its choice, on behalf of and for the account and at the risk of the Indemnifying Party, and the Indemnifying Party shall be obligated to pay the reasonable costs, expenses and attorney's fees incurred by the Indemnified Party in connection with such Third Party Claim. In any event, Purchaser and Seller shall fully cooperate with each other and their respective counsel in connection with any such litigation, defense, settlement or other attempted resolution and the Indemnified Party shall not settle or compromise such Third Party Claim without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

(d) Notwithstanding anything to the contrary contained in this Agreement, Purchaser or Seller shall be entitled to indemnification under this Section 6 only to the extent that the aggregate of all losses, damages, costs or expenses incurred by such party exceed Twenty Five Thousand Dollars ($25,000) (the "Basket"). In the event that the aggregate of all losses, damages, costs or expenses incurred by Purchaser or Seller exceed the Basket, then Purchaser or Seller shall be entitled to indemnification for the amount of the Basket in addition to the amount in excess of the Basket.

(e) Notwithstanding anything to the contrary contained in this Agreement, the obligation and liability of Purchaser and Seller for indemnification or otherwise under this Agreement shall be limited to $100,000. These limitations shall not apply as to a party (but only as to such party) for indemnifiable damages which result from such party's intentional failure to disclose or misrepresent any information or liability for environmental matters.


      7.    CONDITIONS OF CLOSING.
            ----------------------

7.0  Satisfactory completion of due diligence by Purchaser

7.1  No material adverse change has taken place.

7.2  All material contracts are assigned.

7.3 Seller obtains all authorizations, consents, waivers, and approvals as may be required.


      8.    CLOSING.

8.1 Closing; Closing Date. The closing (the "Closing") shall take place on July 31, 2002, (the "Closing Date") at the offices of the Seller. or at such other place and time to which Seller and Purchaser agree, but not later than August 2, 2002, provided that the conditions of Closing have been satisfied or waived by such date.

8.2 Delivery by Seller. At or before the Closing, Seller shall deliver to Purchaser (i) the Purchased Assets, without liens or encumbrances duly endorsed for transfer and other records, documents and instruments, in form sufficient to transfer and convey to Purchaser title to the Purchased Assets, (ii) all books, records, plans, operating reports, studies, files, client information and all other materials in Seller's possession or control which are reasonable related to Purchased Assets, and (iii) any additional documents reasonably necessary to close the transactions contemplated herein. Seller may retain copies of books and records as reasonably necessary to Seller and to determine or respond to existing or ongoing obligations of Seller, including Seller's liability for federal, local, foreign or other tax obligations. Seller shall provide a list in writing of such books and records to the Purchaser.

8.3 Deliver by Purchaser. At Closing, Purchaser shall deliver (i) the Purchase Price to Seller and (ii) and any additional documents reasonably necessary to close the transactions contemplated herein.


      9.    POST CLOSING MATTERS.
            --------------------

9.1 Access to Records. After Closing, if Seller retains any corporate or other records relating to the Seller's conduct of the Line of Business, including purchase and sales records or credit records, Seller agrees to permit Purchaser and its representatives access to and the right to copy such records during normal business hours for a period of twelve (12) months after Closing.

9.2 Introduction Letter. Immediately after Closing and upon request of the Purchaser, Seller will mail an Introduction and Recommendation Letter drafted by Purchaser that will be reviewed by Seller, whose consent to such letter may not be unreasonably withheld, to each customer on its customer list describing the sale of the Purchased Assets and the intention of Purchaser to continue to conduct a business similar to that previously conducted by Seller. Upon request of the Purchaser, Seller will also send a letter to Seller's suppliers and creditors notifying them of the sale and, to the extent applicable in each case, that Purchaser has or has not assumed any of Seller's liabilities.

9.3 Post Closing Technical Support. At any time and from time to time after the Closing, at Purchaser's request and without additional cost or consideration, Seller will execute and deliver to Purchaser such other instruments of sale, transfer, conveyance, assignment and confirmation, and shall take such action as Purchaser may reasonably deem necessary or desirable in order to more effectively transfer, convey and assign to the Purchased Assets of the Seller except as provided herein, and to confirm Purchaser's title to, all of the Purchased Assets, to put Purchaser in actual possession and operating control thereof and to assist Purchaser in exercising all rights with respect thereto.

9.4 Certain of Seller's Employees. Seller's employees who are not employed by Purchaser at Closing shall receive reasonable severance pay and accrued vacation pay from Seller and any sales commissions due to certain sales people at the Closing Date shall be paid by Seller.

9.5 Transition. Purchaser and Seller mutually agree to cooperate fully to accomplish an orderly transition of the business.


      10.   SURVIVAL.
            --------

10.1 Survival of Seller's Representations and Warranties. The representations and warranties made by Seller in this Agreement or pursuant hereto shall survive the Closing Date, and shall not be deemed waived by any investigation, audit, appraisal or inspection at any time made by or on behalf of Purchaser.

10.2 Survival of Purchaser's Representations and Warranties. The representations and warranties made by Purchaser in this Agreement or pursuant hereto shall survive the Closing Date, and shall not be deemed waived by any investigation, audit, appraisal or inspection at any time made by or on behalf of Seller.



      11.   BROKERS; EXPENSES.
            -----------------

11.1 Brokers. Neither party has engaged, or incurred any unpaid liability (for any brokerage fees, finders' fees, commissions or otherwise) to, any broker, finder or agent in connection with the transactions contemplated by this Agreement. Each of Seller and Purchaser will indemnify the other and hold it harmless from and against any claim for brokerage fees, commissions, or otherwise in connection with this transaction or as a result of any agreement or understanding between such indemnifying party and any third party.

11.2 Expenses. Each party hereto shall pay its own expenses incurred in connection with this Agreement and in the preparation for and consummation of the transactions provided for herein.


      12.   MISCELLANEOUS.
            -------------

12.1 Notices. All notices, demands, requests or other communications which may be or are required to be given or made by any party to any other party pursuant to this Agreement shall be in writing and shall be hand-delivered or transmitted by telegram, telex or facsimile transmission addressed as follows:

            If to Seller:     UST INDUSTRIES, INC
                              780 Deltona Boulevard, #107
                              Deltona, Florida 32725
                              Attn: Mr. R.C. Legge Jr.
                              Fax: (386) 574-3443

            If to Parent:     U.S. TECHNOLOGIES INC.
                              1130 Connecticut Ave., NW
                              Suite 700
                              Washington, DC 20036
                              Fax: (202) 466-4557


            If to Purchaser:  ONSHORE RESOURCES, INC.
                              PO Box 82773
                              Austin, Tx 78758
                              Attn: Penny Rayfield, President
                              Fax: (512) 376-3330


or such other address as the addressee may indicate by written notice to the other parties.

12.2 Governing Law/Venue. This Agreement, the rights and obligations of the parties hereto and any claims or disputes relating thereto shall be governed by and construed under the laws of Texas, excluding the choice of law rules thereof. Venue for any litigation in connection with this Agreement shall be located in the State of Texas.

12.3 Headings. The captions and headings herein are for convenience and reference only and in no way define or limit the scope or content of this Agreement or in any way affect its provisions.

12.4 Construction. The singular shall include the plural; masculine shall include the feminine.

12.5 Severability. If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provisions or the remaining provisions of said agreement.

12.6 Entire Agreement; Amendment; Waiver. This Agreement, and the Exhibits attached hereto (each of which shall be deemed incorporated herein and made a part hereof) and the documents referred to herein and incorporated by reference, contain the final and entire agreement between the parties hereto with respect to the sale and purchase of the Assets, and are intended to be an integration of all prior negotiations and understandings. Purchaser, Seller and their agents shall not be bound by any terms, conditions, statements, warranties or representations, oral or written, not contained herein or therein. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any of the provisions of this Agreement shall be valid unless the same is in writing and is signed by the party against which it is sought to be enforced.

12.7 Signature in Counterparts. This Agreement may be executed in separate counterparts, none of which need contain the signatures of all parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.


                           [Signatures on Following Page]

      IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement or caused this Agreement to be duly executed and delivered on its behalf, as of the date and year first above written.

ATTEST:                             SELLER

                                    UST INDUSTRIES, INC.



                                    By:
------------------------               ---------------------------------------
                                    Name:   Richard C. Legge Jr.
                                    Title:  President


ATTEST                              PARENT


                                    U.S. TECHNOLOGIES INC.


                                    By:
------------------------               ---------------------------------------
Name:                               Name:  Gregory Earls
                                    Title: President & Chief Executive Officer


ATTEST:                             PURCHASER

                                    ONSHORE RESOURCES, INC.


                                    By:
------------------------               ---------------------------------------
Name:                               Name:  Penny Rayfield
                                    Title: President

                               SCHEDULES AND EXHIBITS



                               Exhibit Description

                  1.2                       List of Equipment

                  1.3                       Existing Contracts

                  1.4                       Financial Information

                  1.5                       Inventory

                  1.7                       Permitted Liens

                  1.10                      Retained Assets

                  1.11                      Retained Liabilities

                  1.13                      Non-assignable Contracts

                  3.2(b)                    Secured Promissory Note

                  4.3                       Litigation

                  4.16                      Taxes